Exhibit 10.7

MEMORANDUM OF UNDERSTANDING

Polar Power, Inc., a California corporation, located at 22520 Avalon Blvd, Carson, California, USA (“Company”) does hereby promise to pay to Richard J. Ulinski (“Inventor”) at 315 North Canyon Blvd, Monrovia, CA 91016, a total sum of SIX HUNDRED THOUSAND DOLLARS ($600,000) to fully acquire all rights to all control systems and associated products that Mr. Ulinski developed between December 2004 to December 30, 2014 mentioned in Appendix A.

Subject to the terms and conditions set forth in this Agreement, Inventor agrees to transfer, assign, and convey to Company, and Company agrees to acquire from Inventor, the Confidential Information, constituting all his rights, titles, and interests in the Confidential Information. Inventor acknowledges and agrees that all ownership interests in and rights to the Confidential Information as listed in Appendix A shall be the sole and exclusive property of Company. The Confidential Information also includes all documentation including all schematics, production files, Bills of materials, descriptions, specifications, manuals, and other materials pertaining to it.

This agreement made on the 30th day of December 2014 will supersede and/or nullify the INTELLECTUAL PROPERTY PURCHASE AGREEMENT (“Agreement”) made and entered into as of the 7th day of July 2012, by and between RICHARD J. ULINSKI, trustee of the Richard J and Kathleen Ulinski trust and Polar Power Inc.

The sum that was paid so far by the Company to the Inventor is as follows

Instrument	Paid out date	Amount
Royalty paid so far	01/01/2012 - 12/13/2014	$243,784.80
Royalty lump-sum payment	12/30/2014	$45,000.00
	Total paid so far	$288,784.80

Balance amount of THREE HUNDRED AND ELEVEN THOUSAND TWO HUNDRED FIFTEEN DOLLARS AND 20 CENTS ($311,215.20) is paid in monthly installments of FIFTEEN THOUSAND DOLLARS ($15,000) for TWENTY (20) months and a final payment of ELEVEN THOUSAND TWO HUNDRED FIFTEEN DOLLARS AND 20 CENTS ($11,215.20) in the twenty first month.

Payments will be made in lawful money of the United States, commencing January 1, 2015 and continuing on the first day of each calendar month thereafter until all sums hereunder has been fully paid.

Inventor agrees to support all existing and new projects for the Company and would devote the time and effort necessary to support such projects. Company will cover any reasonable expenses that Inventor incurs during the development of new projects.

Upon signing this agreement, Inventor agrees that Company owns the sole and exclusive right, title and interest in and to the Confidential Information, including any copyright, trademark, and trade secret rights that may exist.

Inventor shall transfer and convey to Company good and marketable title to the Confidential Information, free and clear of any judgments, liens, security interests and pledges.

Inventor agrees that, for a period of five (5) years after the date of this Agreement, he will not sell, license, develop for hire, or in any way (either directly or through any other party) produce control systems and devices, including circuit board layout and related electron c engineering similar to or designed to accomplish the same functions as the Confidential Information sold to Company under this Agreement.

Neither this Agreement nor any term hereof may be waived, amended, discharged, modified, changed or terminated orally; nor shall any waiver of any provision hereof be effective except by an instrument in writing signed by “Company” and “Inventor”.

In the case of the Company going public, or a change in the ownership of the Company due to new investors, this agreement will remain in force.

It is expressly understood and agreed that Company shall not be liable for, nor is Company assuming in any manner, any of the obligations or liabilities of Inventor of any kind or nature, prior to the date of this Agreement.

IN WITNESS WHEREOF, “Company” has executed this agreement as of the date and year written below.

“Company”

POLAR POWER, INC.,

a California corporation

By:	/s/ Arthur D. Sams
Arthur D. Sams

President

“Inventor”

By:	/s/ Richard J. Ulinski

Richard J. Ulinski

Appendix A

Products developed by Richard Ulinski for Polar Power, Inc from December 2004 to December 30, 2014:

1.	200-0100 Power Protection Module. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
2.	200-0101 Power Supply for Power Protection Module. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
3.	200-0150 Load Bank Controller. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
4.	200-0160 DCGPU AC output filter. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
5.	200-0180 LM Aero Blimp Power Monitor. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufactur ng production files.
6.	200-0210 DCGPU DC output filter. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
7.	200-0240 Multi Purpose Display. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
8.	200-0250 Generator Controller Module. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
9.	200-0280 5 Volt Speed Control Circuit.. Circuit design, Schematic, PCB layout,
10.	200-0290 Engine Interface Module. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing producton files.
11.	200-0320 CAN Buss display module. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
12.	200-0330 LEM Current sensor Module. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
13.	200-0340 High Voltage Adaptor. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
14.	200-0360 Current Limiting Regulator. . Circuit design, Schematic, PCB layout.
15.	200-0380 Network Interface Module version 1. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
16.	200-0400 Over Voltage Protection PCB. . Circuit design, Schematic, PCB layout,
17.	200-0450 300 Volt to 12 Volt Converter. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.

18.	200-0510 Network Interface (Ethernet module). . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
19.	200-0520 Remote Sensor Unit. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
20.	200-0550 CAN Bridge Assembly. . Circuit design, Schematic, PCB ,ayout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
21.	200-0570 Battery Monitor. . Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
22.	200-0580 Remote Fuel Monitor.. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
23.	200-0630 32 Relay Alarm Module.. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
24.	200-0640 8 Relay Alarm Module.. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
25.	200-0650 Relay Daughter Board.. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
26.	200-0660 1820 Temperature Sensor.. Circuit design, Schematic, PCB layout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.
27.	200-0670 Fuel Level Test Circuit.. Circuit design, Schematic, PCB ayout, Fabrication drawings, Assembly drawings, and Printed Circuit Board manufacturing production files.